Finance costs (Tables)	6 Months Ended
Jun. 30, 2026
Finance costs.
Summary of detailed information about finance income, finance expenses and net foreign exchange gains or losses

	For the six months ended June 30,
(Euro thousands)	2026	2025*
Finance income
- Net foreign exchange gains	—	7,316
- Interest income	6	70
Total finance income	6	7,386
Finance expenses
- Interest expense on lease liabilities	(2,818)	(4,152)
- Interest expense on borrowings	(22,602)	(15,488)
- Net foreign exchange losses	(495)	—
- Other	(832)	(417)
Total finance expenses	(26,747)	(20,057)
Total finance costs - net	(26,741)	(12,671)
*	The finance cost information for the six months ended June 30, 2025 has been restated in accordance with IFRS 5, with the Caruso Brand presented as a discontinued operation (see Note 8).